Annual Report

              Value
              Fund
              -----------------
              December 31, 1998
              -----------------


[ARTWORK APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------
Value Fund

 . Stocks staged a powerful late-year rally following a steep summer correction, but a narrow group of large-cap growth stocks accounted for much of the gain.

 . The fund returned -1.54% and 6.85%, respectively, for the 6- and 12-month periods ended December 31, 1998, behind both its Lipper benchmark and the S&P 500.

 . Despite the fund's poor year, it has outpaced the Lipper average since its inception in 1994.

 . As always, we invested in undervalued companies that offer good potential for appreciation.

 . Stocks have been advancing at a faster rate than their fundamentals. We believe our value investment approach will continue to serve shareholders well in the more challenging environment we foresee.

Fellow Shareholders

Last year was characterized by positive economic growth, a favorable interest rate environment, and substantial stock market volatility. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. The S&P 500 advanced by more than 20%

for a record fourth consecutive year. However, despite another strong year for equities overall, growth stocks outpaced value stocks by a significant margin.

-------------------------
Performance Comparison
-------------------------------------------------------------

Periods Ended 12/31/98             6 Months        12 Months
-------------------------------------------------------------
Value Fund                         -1.54%            6.85%
 .............................................................
S&P 500                             9.22            28.57
 .............................................................
Lipper Growth & Income
Funds Average                       3.09            15.61
 .............................................................

Last year was both humbling and disappointing for your fund. In a difficult environment for value stocks, the fund's 6.85% 12-month return trailed both the broad equity market measured by the unmanaged Standard & Poor's 500 Stock Index and the average return of its Lipper peer group. For the second half, the fund posted a loss of 1.54% due primarily to a negative third quarter that not even a 13.7% rebound during the final three months could offset. We are never happy with poor results. However, since the fund commenced operations on September 30, 1994, it has produced very competitive returns versus the Lipper benchmark, and overall performance has been quite good considering the fund's relatively low risk level. For example, despite the fund's poor year, its total return since inception through December 31, 1998, exceeded that of Lipper (see Performance Comparison chart on page 7). That said, our performance in 1998 warrants further discussion, which appears later in this report.

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a fourth quarter income dividend of $0.06 per share, bringing the total for 1998 to $0.20. Earlier in the month, a $0.81 per share capital gain distribution was declared, of which $0.14 represented short-term and $0.67 long-term capital gains.

---------------------------------------------------------------
Preparing For The Year 2000
-------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

The dividend was paid on December 30, 1998, to shareholders of record on December 28, and the capital gain distribution was paid on December 17 to shareholders of record on December 15. You should have received your check or statement reflecting them, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

PORTFOLIO REVIEW

The equity market in 1998 was characterized by a couple of pronounced trends. First, the market's breadth was unusually narrow as a small number of companies generated extremely powerful returns that constituted the bulk of S&P 500 performance. However, beneath the surface of the index's 28.6% return, the average stock on the New York Stock Exchange actually lost value in 1998, and more than half of the return was generated by only 15 stocks. Therefore, selectivity was more critical last year than in any time in the recent past.

THE MARKET'S RECENT PREFERENCE FOR GROWTH MAKES US RELATIVELY OPTIMISTIC ABOUT THE VALUE FUND'S PROSPECTS OVER THE NEXT FEW YEARS, SINCE GROWTH AND VALUE TYPICALLY GO THROUGH CYCLES WHEN ONE OR THE OTHER IS IN OR OUT OF FAVOR.

Second, investors continued to prefer growth stocks over value stocks, and in 1998 growth enjoyed a greater return advantage over value than any time in the last 20 years. Stocks with low price/earnings ratios faced an extremely adverse environment, with the 100 lowest P/E companies in the index posting a slightly negative return for the year. Historically, large performance disparities between growth and value styles tend to correct themselves over time. The market's recent preference for growth makes us relatively optimistic about the Value Fund's prospects over the next few years, since growth and value typically go through cycles when one or the other is in or out of favor.

The fund ended the year with approximately 97% of its assets invested in stocks that were well diversified across industry sectors (see chart on page 4). Four of the companies sold in the last six months were the result of merger and acquisition activity, and the sale prices in each case represented significant premiums to cost. These transactions are shown in the Major Portfolio Changes table following the report. Most new companies in the portfolio are financially sound, but their stocks suffered in 1998 because of either a temporary fundamental problem or the perception of one.

Our experience suggests that temporary problems at good firms are eventually solved, and investors' fixation on short-term developments often gives us an opportunity to invest in sound franchises whose share prices are relatively attractive. Viacom is a prime example. We invested in the stock more than a year ago, and during the ensuing 12 months investors changed their perception about the company and drove the stock price up sharply. We liquidated our position when the stock had risen to a level we no longer considered appealing.

-----------------------
Sector Diversification
-----------------------------------------------------

[PIE CHART APPEARS HERE]

Consumer Nondurables                            19%
Reserves and Other                              19%
Financial                                       17%
Consumer Services                               11%
Technology                                      10%
Business Services and Transportation             9%
Process Industries                               8%
Energy                                           7%

Based on net assets as of 12/31/98


This concept of "attractive relative valuation" has been out of favor in the marketplace recently but has enduring value, in our view. As always, we invest in companies that seem underpriced based on various measures and, therefore, provide us with the potential to benefit from changes in how other investors view these companies. This is the classic approach of the value investor. The style of this fund is to buy stocks of companies selling at prices below our assessment of their underlying value -- not highflying, high-growth companies that have become overpriced because they are in favor at the moment.

SUMMARY AND OUTLOOK

Twelve months ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

We expect 1999 to be a more challenging year than the one just ended, which could lead to more moderate returns than the robust and, in our view, unsustainable performance of the past four years. In this environment, our investment approach will be steady and constant. We will continue to search for attractively valued stocks with solid long-term potential.

As always, we will strive to justify the confidence you have placed in us, and we appreciate your continued support.


Respectfully submitted,

/s/ Brian C. Rogers

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

January 22, 1999


---------------------
Portfolio Highlights
--------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)

6 Months Ended 12/31/98

Ten Largest Purchases
--------------------------------------------------------------------
BankAmerica
 ....................................................................
Stanley Works *
 ....................................................................
General Mills *
 ....................................................................
Citigroup *
 ....................................................................
Corning *
 ....................................................................
Unocal *
 ....................................................................
Goodyear Tire & Rubber *
 ....................................................................
Canadian Pacific *
 ....................................................................
FMC
 ....................................................................
Delta *
 ....................................................................

Ten Largest Sales
--------------------------------------------------------------------
Viacom **
 ....................................................................
Willis-Corroon **
 ....................................................................
General Signal **
 ....................................................................
Betz Laboratories **
 ....................................................................
Waste Management **
 ....................................................................
Valassis Communications **
 ....................................................................
Tricon Global Restaurants **
 ....................................................................
BankBoston **
 ....................................................................
Pennzoil **
 ....................................................................
3Com **
 ....................................................................


 * Position added
** Position eliminated

T. Rowe Price Value Fund
------------------------------------------------------------------------------

----------------------
Portfolio Highlights
------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                  Percent of
                                                                  Net Assets
                                                                    12/31/98
------------------------------------------------------------------------------
Loews                                                                   1.9%
 ..............................................................................
EXEL                                                                    1.8
 ..............................................................................
Corning                                                                 1.7
 ..............................................................................
ALLTEL                                                                  1.7
 ..............................................................................
Great Lakes Chemical                                                    1.7
------------------------------------------------------------------------------
RJR Nabisco                                                             1.5
 ..............................................................................
Amoco                                                                   1.5
 ..............................................................................
General Mills                                                           1.5
 ..............................................................................
CBS                                                                     1.5
 ..............................................................................
Union Pacific                                                           1.5
------------------------------------------------------------------------------
Amerada Hess                                                            1.4
 ..............................................................................
Citigroup                                                               1.4
 ..............................................................................
Norfolk Southern                                                        1.4
 ..............................................................................
Analog Devices                                                          1.4
 ..............................................................................
GM                                                                      1.4
------------------------------------------------------------------------------
Motorola                                                                1.4
 ..............................................................................
Armstrong World                                                         1.4
 ..............................................................................
Hewlett-Packard                                                         1.3
 ..............................................................................
Allegheny Teledyne                                                      1.3
 ..............................................................................
Phelps Dodge                                                            1.3
------------------------------------------------------------------------------
American Stores                                                         1.3
 ..............................................................................
First Union                                                             1.3
 ..............................................................................
Toys "R" Us                                                             1.3
 ..............................................................................
AlliedSignal                                                            1.3
 ..............................................................................
Aetna                                                                   1.3
------------------------------------------------------------------------------
Total                                                                  36.5%

T. Rowe Price Value Fund
------------------------------------------------------------------------------


-----------------------
Performance Comparison
------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

VALUE FUND
-----------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

As of 12/31/98

                                  Lipper Growth &
  Date      S&P 500 Index       Income Funds Average          Value Fund
  ----      -------------       --------------------          ----------
9/30/94        $10,000                $10,000                  $10,000
12/1/94         $9,998                 $9,848                  $10,310
12/1/95        $13,756                $12,951                  $14,419
12/1/96        $16,914                $15,690                  $18,529
12/1/97        $22,557                $20,073                  $23,948
12/1/98        $29,000                $23,350                  $25,590

-------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 12/31/98          1 Year       3 Years     Inception        Date
------------------------------------------------------------------------------
Value Fund                       6.85%        21.07%        24.73%     9/30/94
 ..............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


---------------------
Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                 Year                                        9/30/94
                                Ended                                        Through
                             12/31/98    12/31/97    12/31/96    12/31/95   12/31/94
NET ASSET VALUE
Beginning of period           $ 18.24   $   15.76   $   13.21    $  10.24   $  10.00
                            ...........................................................
Investment activities
  Net investment income          0.19        0.21        0.27*       0.27*      0.08*
  Net realized and
  unrealized gain (loss)         1.04        4.31        3.45        3.78       0.23
                            ...........................................................
  Total from
  investment activities          1.23        4.52        3.72        4.05       0.31
                            ...........................................................
Distributions
  Net investment income         (0.20)      (0.21)      (0.26)      (0.26)     (0.07)
  Net realized gain             (0.96)      (1.83)      (0.91)      (0.82)       -
                            ...........................................................
  Total distributions           (1.16)      (2.04)      (1.17)      (1.08)     (0.07)
                            ...........................................................
NET ASSET VALUE
End of period                 $ 18.31   $   18.24   $   15.76    $  13.21   $  10.24
                            -----------------------------------------------------------


Ratios/Supplemental Data

Total return**                   6.85%      29.25%      28.51%*     39.85%*     3.10%*
 .......................................................................................
Ratio of expenses to
average net assets               0.98%       1.05%       1.10%*      1.10%*     1.10%*+
 .......................................................................................
Ratio of net investment
income to average
net assets                       1.06%       1.26%       1.71%*      2.03%*     3.16%*+
 .......................................................................................
Portfolio turnover rate          72.1%       67.2%       68.0%       89.7%      30.8%+
 .......................................................................................
Net assets, end of period
(in thousands)                $774,514  $  546,375  $  197,846   $  46,582  $   8,850
 .......................................................................................


** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.

+  Annualized


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998


-----------------------
Statement of Net Assets                                 Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands


Common Stocks 96.6%

FINANCIAL 17.2%

Bank and Trust 7.7%

Bank One                                               162,000   $      8,272
 ................................................................................
BankAmerica                                            150,000          9,019
 ................................................................................
Citigroup                                              225,000         11,137
 ................................................................................
First Union                                            167,000         10,156
 ................................................................................
Mellon Bank                                            105,000          7,219
 ................................................................................
Mercantile Bancorporation                              125,000          5,765
 ................................................................................
Union Planters                                         175,000          7,930
 ................................................................................
                                                                       59,498
                                                                 ...............
Insurance 8.6%

EXEL (Class A)                                         181,720         13,629
 ................................................................................
Loews                                                  150,000         14,737
 ................................................................................
Ohio Casualty                                          200,000          8,238
 ................................................................................
PartnerRe Holdings                                     150,000          6,863
 ................................................................................
SAFECO                                                 200,000          8,594
 ................................................................................
Transamerica                                            75,000          8,662
 ................................................................................
Travelers Property Casualty (Class A)                  200,000          6,200
 ................................................................................
                                                                       66,923
                                                                 ...............
Financial Services 0.9%

Morgan Stanley Dean Witter                             100,000          7,100
 ................................................................................
                                                                        7,100
                                                                 ...............
Total Financial                                                       133,521
                                                                 ...............

UTILITIES  2.5%

Telephone Services 2.5%

ALLTEL                                                 222,000         13,278
 ................................................................................
Telebras ADR                                            85,000          6,179
 ................................................................................
Total Utilities                                                        19,457
                                                                 ...............

CONSUMER NONDURABLES 19.4%

Food Processing 3.7%

ConAgra                                                300,000          9,450
 ................................................................................
General Mills                                          150,000         11,662
 ................................................................................

T. Rowe Price Value Fund
--------------------------------------------------------------------------------



                                                     Shares            Value
--------------------------------------------------------------------------------
                                                                In thousands


McCormick                                           220,000    $       7,432
 ................................................................................
                                                                      28,544
                                                               .................
Hospital Supplies/Hospital Management 1.3%

HealthSouth *                                       350,000            5,403
 ................................................................................
Smith & Nephew (GBP)                              1,600,000            4,865
 ................................................................................
                                                                      10,268
                                                               .................
Pharmaceuticals 2.3%

Pharmacia & Upjohn                                  150,000            8,494
 ................................................................................
Teva Pharmaceutical Industries ADR                  225,000            9,176
 ................................................................................
                                                                      17,670
                                                               .................
Health Care Services 1.8%

Aetna                                               125,000            9,828
 ................................................................................
United HealthCare                                   100,000            4,306
 ................................................................................
                                                                      14,134
                                                               .................
Miscellaneous Consumer Products 10.3%

Armstrong World                                     175,000           10,555
 ................................................................................
Fortune Brands                                      300,000            9,488
 ................................................................................
Hasbro                                              250,000            9,031
 ................................................................................
RJR Nabisco                                         400,000           11,875
 ................................................................................
Rubbermaid                                          225,000            7,073
 ................................................................................
Seagram                                             250,000            9,500
 ................................................................................
Stanley Works                                       275,000            7,631
 ................................................................................
Tomkins (GBP)                                     1,200,000            5,702
 ................................................................................
UST                                                 250,000            8,719
 ................................................................................
                                                                      79,574
                                                               .................
Total Consumer Nondurables                                           150,190
                                                               .................
CONSUMER SERVICES 10.1%

General Merchandisers 1.0%

Neiman-Marcus *                                     300,000            7,481
 ................................................................................
                                                                       7,481
                                                               .................
Specialty Merchandisers 4.1%

A&P                                                 200,000            5,925
 ................................................................................
American Stores                                     275,000           10,158
 ................................................................................
Toys "R" Us *                                       600,000           10,125
 ................................................................................
Tupperware                                          350,000            5,753
 ................................................................................
                                                                      31,961
                                                               .................

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


                                                      Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands


Entertainment and Leisure 1.9%

Hilton                                               475,000     $      9,085
 ................................................................................
Reader's Digest (Class A)                            225,000            5,667
 ................................................................................
                                                                       14,752
                                                                 ...............
Media and Communications 3.1%

CBS                                                  350,000           11,462
 ................................................................................
Chris-Craft *                                        150,000            7,228
 ................................................................................
News Corporation                                     200,000            5,288
 ................................................................................
                                                                       23,978
                                                                 ...............
Total Consumer Services                                                78,172
                                                                 ...............

CONSUMER CYCLICALS 6.7%

Automobiles and Related 2.3%

GM                                                   150,000           10,734
 ................................................................................
Goodyear Tire & Rubber                               150,000            7,566
 ................................................................................
                                                                       18,300
                                                                 ...............
Building and Real Estate 2.2%

Owens Corning                                        250,000            8,859
 ................................................................................
Starwood Hotels & Resorts, REIT                      350,000            7,941
 ................................................................................
                                                                       16,800
                                                                 ...............
Miscellaneous Consumer Durables 2.2%

Corning                                              300,000           13,500
 ................................................................................
Polaroid                                             175,000            3,270
 ................................................................................
                                                                       16,770
                                                                 ...............
Total Consumer Cyclicals                                               51,870
                                                                 ...............


TECHNOLOGY 10.0%

Electronic Components 2.8%

Analog Devices *                                     350,000           10,981
 ................................................................................
Motorola                                             175,000           10,686
 ................................................................................
                                                                       21,667
                                                                 ...............
Electronic Systems 1.3%

Hewlett-Packard                                      150,000           10,247
 ................................................................................
                                                                       10,247
                                                                 ...............
Aerospace and Defense 5.9%

Allegheny Teledyne                                   500,000           10,219
 ................................................................................
AlliedSignal                                         225,000            9,970
 ................................................................................

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


                                                         Shares         Value
--------------------------------------------------------------------------------
                                                                 In thousands


Boeing                                                  300,000   $     9,788
 ................................................................................
Lockheed Martin                                          75,000         6,356
 ................................................................................
Raytheon (Class B)                                      175,000         9,319
 ................................................................................
                                                                       45,652
                                                                  ..............
Total Technology                                                       77,566
                                                                  ..............
CAPITAL EQUIPMENT 1.5%

Machinery 1.5%

FMC *                                                   125,000         7,000
 ................................................................................
Parker Hannifin                                         150,000         4,913
 ................................................................................
Total Capital Equipment                                                11,913
                                                                  ..............

BUSINESS SERVICES AND TRANSPORTATION 9.5%

Airlines 0.8%

Delta                                                   125,000         6,500
 ................................................................................
                                                                        6,500
                                                                  ..............
Computer Service and Software 2.6%

First Data                                              225,000         7,130
 ................................................................................
NCR *                                                   200,000         8,350
 ................................................................................
Parametric Technology *                                 300,000         4,875
 ................................................................................
                                                                       20,355
                                                                  ..............
Miscellaneous Business Services 2.3%

Browning-Ferris                                         300,000         8,531
 ................................................................................
FDX *                                                   100,000         8,900
 ................................................................................
                                                                       17,431
                                                                  ..............
Railroads 3.8%

Canadian Pacific                                        350,000         6,606
 ................................................................................
Norfolk Southern                                        350,000        11,091
 ................................................................................
Union Pacific                                           250,000        11,265
 ................................................................................
                                                                       28,962
                                                                  ..............
Total Business Services and Transportation                             73,248
                                                                  ..............

ENERGY 6.9%

Integrated Petroleum - Domestic 3.9%

Amerada Hess                                            225,000        11,194
 ................................................................................
Murphy Oil                                              175,000         7,219
 ................................................................................

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                                In thousands


Occidental Petroleum                                  300,000    $     5,062
 ................................................................................
Unocal                                                225,000          6,567
 ................................................................................
                                                                      30,042
                                                                 ...............
Exploration and Production 1.5%

Burlington Resources                                  225,000          8,058
 ................................................................................
Pioneer Natural Resources                             400,000          3,500
 ................................................................................
                                                                      11,558
                                                                 ...............
Integrated Petroleum - International 1.5%

Amoco                                                 200,000         11,800
 ................................................................................
                                                                      11,800
                                                                 ...............
Total Energy                                                          53,400
                                                                 ...............
PROCESS INDUSTRIES 8.2%

Diversified Chemicals 2.1%

Hercules                                              350,000          9,581
 ................................................................................
Union Carbide                                         160,000          6,800
 ................................................................................
                                                                      16,381
                                                                 ...............
Specialty Chemicals 3.9%

Cytec Industries *                                    300,000          6,375
 ................................................................................
Great Lakes Chemical                                  325,000         13,000
 ................................................................................
Imperial Chemical ADR                                 150,000          5,240
 ................................................................................
Raychem                                               175,000          5,655
 ................................................................................
                                                                      30,270
                                                                 ...............
Paper and Paper Products 1.2%

Kimberly-Clark                                        175,000          9,538
 ................................................................................
                                                                       9,538
                                                                 ...............
Forest Products 1.0%

Georgia-Pacific                                       125,000          7,320
 ................................................................................
                                                                       7,320
                                                                 ...............
Total Process Industries                                              63,509
                                                                 ...............
BASIC MATERIALS 4.1%

Metals 2.4%

Inco                                                  750,000          7,922
 ................................................................................
Phelps Dodge                                          200,000         10,175
 ................................................................................
                                                                      18,097
                                                                 ...............

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


                                                     Shares             Value
--------------------------------------------------------------------------------
                                                                 In thousands


Mining 1.7%

Newmont Mining                                      375,000       $     6,773
 ................................................................................
WMC Limited (AUD)                                 2,200,000             6,633
 ................................................................................
                                                                       13,406
                                                                  ..............
Total Basic Materials                                                  31,503
                                                                  ..............
Total Miscellaneous Common Stock 0.5%                                   4,066
                                                                  ..............

Total Common Stocks (Cost $744,302)                                   748,415
                                                                  ..............

Short-Term Investments 4.0%

Money Market Funds 4.0%

Reserve Investment Fund, 5.42% #                 30,603,473            30,603
 ................................................................................
Total Short-Term Investments (Cost $30,603)                            30,603
                                                                  ..............

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands


Total Investments in Securities
100.6% of Net Assets (Cost $774,905)                              $   779,018

Other Assets Less Liabilities                                          (4,504)
                                                                  ..............

NET ASSETS                                                        $   774,514
                                                                  --------------
Net Assets Consist of:

Accumulated net investment income - net of distributions          $      (140)

Accumulated net realized gain/loss - net of distributions              29,963

Net unrealized gain (loss)                                              4,117

Paid-in-capital applicable to 42,307,185 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized      740,574
                                                                  ..............

NET ASSETS                                                        $   774,514
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $     18.31
                                                                  --------------



   #    Seven-day yield
   *    Non-income producing
 ADR    American Depository Receipt
REIT    Real Estate Investment Trust
 AUD    Australian dollar
 GBP    British sterling


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                           Year
                                                                          Ended
                                                                       12/31/98

Investment Income

Income
  Dividend                                                           $   13,044
  Interest                                                                2,686
                                                                     ...........
  Total income                                                           15,730
                                                                     ...........
Expenses
  Investment management                                                   5,176
  Shareholder servicing                                                   1,848
  Registration                                                              243
  Prospectus and shareholder reports                                        124
  Custody and accounting                                                    106
  Legal and audit                                                            14
  Directors                                                                   8
  Miscellaneous                                                              32
                                                                     ...........
  Total expenses                                                          7,551
                                                                     ...........
Net investment income                                                     8,179
                                                                     ...........
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                             62,799
  Foreign currency transactions                                            (108)
                                                                     ...........
  Net realized gain (loss)                                               62,691
                                                                     ...........
Change in net unrealized gain or loss
  Securities                                                            (42,016)
  Other assets and liabilities
  denominated in foreign currencies                                           7
                                                                     ...........
  Change in net unrealized gain or loss                                 (42,009)
Net realized and unrealized gain (loss)                                  20,682
                                                                     ...........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $   28,861
                                                                     -----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets
Operations
  Net investment income                               $   8,179    $   4,492
  Net realized gain (loss)                               62,691       50,739
  Change in net unrealized gain or loss                 (42,009)      29,089
                                                      ........................
  Increase (decrease) in net assets from operations      28,861       84,320
                                                      ........................
Distributions to shareholders
  Net investment income                                  (8,467)      (4,372)
  Net realized gain                                     (39,006)     (47,279)
                                                      ........................
  Decrease in net assets from distributions             (47,473)     (51,651)
                                                      ........................
Capital share transactions *
  Shares sold                                           579,976      395,564
  Distributions reinvested                               45,081       50,164
  Shares redeemed                                      (378,306)    (129,868)
                                                      ........................
  Increase (decrease) in net assets from capital
  share transactions                                    246,751      315,860
                                                      ........................
Net Assets
Increase (decrease) during period                       228,139      348,529
Beginning of period                                     546,375      197,846
                                                      ........................

End of period                                         $ 774,514    $ 546,375
                                                      ------------------------

* Share information
   Shares sold                                           30,243       21,897
   Distributions reinvested                               2,469        2,810
   Shares redeemed                                      (20,355)      (7,310)
                                                      ........................
   Increase (decrease) in shares outstanding             12,357       17,397


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1994.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $744,464,000 and $515,053,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


--------------------------------------------------------------------------------
Undistributed net investment income                     $       18,000
Paid-in-capital                                                (18,000)


At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $774,905,000. Net unrealized gain aggregated $4,113,000 at period-end, of which $86,900,000 related to appreciated investments and $82,787,000 to depreciated investments.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $446,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,544,000 for the year ended December 31, 1998, of which $157,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $2,649,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $3,067,000 with certain affiliates of the manager and paid commissions of $15,000 related thereto.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


----------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To The Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price Value Fund
--------------------------------------------------------------------------------


-----------------------------------------------------------
Tax Information (Unaudited) For The Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .  $9,219,000 from short-term capital gains,

 . $29,787,000 from long-term capital gains, all of which is subject to the 20% rate gains category.

For corporate shareholders, $10,849,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ..................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ..................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 ..................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ..................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*   Formerly named Equity Index.
**  Closed to new investors.
*** Formerly named Florida Insured Intermediate Tax-Free.
+   Formerly named Tax-Free Insured Intermediate Bond.
++  Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------


Retirement Plans and Resources

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS
 ................................................................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation


RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors


Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From
 T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Value Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.   F07-050  12/31/98